                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  April 7,2004
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Colorado                         0-11730                  84-1089377
    --------------------            -------------------         ----------------
(State or other jurisdiction       (Commission File No.)        (I.R.S. Employer
   of incorporation)                                           (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington            98117
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(Address of principal executive offices)                     (Zip Code)

                                 (206) 297-6151
                            ------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 7, 2004,  Gary L. Cook  replaced  David L. Jackson as the  Secretary of
Cognigen Networks, Inc. ("Cognigen").  Gary L. Cook retained his other positions with  Cognigen  and David L.  Jackson  remained a director of Cognigen but is no longer a Vice President or an employee of Cognigen.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  April 12, 2004              COGNIGEN NETWORKS, INC.

                                    By:   /s/ Thomas S. Smith
                                          -------------------
                                          Thomas S. Smith
                                          President and Chief Executive Officer